UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2022

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road – Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 888-6444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 7.01 Regulation FD Disclosure.

On December 21, 2022, Sean Folkson, CEO of Nightfood Holdings, Inc. posted the following information in a public discussion forum in direct response to a shareholder question about the identity of the hotel chain which with the Company is currently coordinating a test of full-size Nightfood cookies as a guest amenity:

“We mentioned in our most recent quarterly filing that we’re working directly at the corporate level with three of the five global hotel companies that comprise almost 50% of the American hotel market.

The chain that is coordinating the recently announced test of Nightfood cookies as an amenity is not a chain within the global hotel company that originally tested Nightfood ice cream in 2021 and launched our pints into one of their national chains in May of 2022 on the strength of that successful test. It’s also not a chain within the second global company that tested our ice cream in April of 2022, and declared that test a success, but with which we are still working to coordinate a launch of Nightfood snacks.

This test, the first test of Nightfood cookies, is with a hotel chain that is part of the third global hospitality giant that we’ve been in discussions with.

Additional progress toward the launch of the test has been made since our initial announcement last week, and we’re very excited about the test and the opportunity it represents.

Our goal is for Nightfood snacks to be carried in every hotel that sells snacks. The hotel industry in the United States is highly concentrated and we’re greatly encouraged by the fact that we’re building relationships at the corporate level with some of the largest hotel companies in the world.”

The information in this report is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2022

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Sean Folkson
Name:	Sean Folkson
Title:	Chief Executive Officer

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